VII Peaks-KBR Co-OptivistTM Income BDC II, Inc.

Supplement No. 5 dated November 13, 2012

to

Prospectus dated March 9, 2012

This Supplement No. 5 contains information which amends, supplements or modifies certain information contained in the Prospectus of VII Peaks-KBR Co-Optivist™ Income BDC II, Inc. (the “Company”) dated March 9, 2012 (the “Prospectus”), and replaces Supplement No. 3, dated July 20, 2012 and Supplement No. 4, dated September 11, 2012.

You should carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest.

Status of Our Offering

On July 10, 2012, we announced that we successfully achieved our minimum offering requirement of raising $1 million from purchasers not affiliated with us or VII Peaks-KBR BDC Advisor II, LLC, our investment adviser. As a result and pursuant to the terms of the Escrow Agreement we entered into with UMB Bank, N.A., subscriber funds held in escrow were released to us and we admitted our first investors as stockholders. Since commencing our continuous public offering and through October 31, 2012, we have sold 656,113 shares of our common stock for gross proceeds of approximately $6.55million.

Portfolio Update

As of November 5, 2012, we have invested an aggregate of approximately $3.59 million in 17 investment positions in 14 portfolio companies. As of such date, our estimated gross annual portfolio current yield was 10.03% and gross annual portfolio yield to maturity was 12.31% based on the purchase price of our investments. We have also exited three portfolio companies in full and one partially (20%) for aggregate sales proceeds of $655,633.

Distributions

On October 29 2012, our board of directors declared two semi-monthly distributions of $0.030625 per share each to stockholders of record on October 30, 2012, payable on November 16, 2012 and November 30, 2012. The distributions represent an annualized rate of 7.35% based on our current $10.00 per share public offering price.

Trading Strategist Relationship

As of June 22, 2012, we entered into a trading strategist relationship with Credit Suisse. We commenced our first trade on July 16, 2012. Founded in 1856, Credit Suisse Group is a leading global financial services company headquartered in Zurich, has more than $1 trillion in assets under management, and has 48,400 employees in 500 offices in 50 countries. Source: www.credit-suisse.com.

Quarterly Report on Form 10-Q for the Quarterly Period Ended September 30, 2012

On November 13, 2012, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 with the SEC, a copy of which is appended hereto.

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Expense Reimbursement Agreement

On November 9, 2012, the Board of Directors of VII Peaks-KBR Co-Optivist Income BDC II, Inc. approved the adoption of the Expense Reimbursement Agreement by and between VII Peaks-KBR Co-Optivist Income BDC II, Inc., and VII Peaks-KBR BDC Advisor II, LLC.

VII Peaks KBR Co-Optivist Income BDC II, Inc. believes that this change aligns with standard practice in the BDC industry.

A copy of the Expense Reimbursement Agreement is appended hereto.

Timing of Distribution Payments

On July 17, 2012, our board of directors indicated its intention to authorize, declare and pay distributions to shareholders on a semi-monthly basis.

In connection with the adoption of such policy, the Prospectus is amended as follows:

This supplement replaces the last two sentences in the last full paragraph on page 1 of the Prospectus under the heading, “Summary—Overview” with the following:

To the extent we have distributable income available we anticipate making distributions on a semi-monthly basis to our shareholders.

This supplement replaces the first sentence in the first paragraph on page 8 of the Prospectus under the heading, “Summary—Distributions” with the following:

Our board of directors declared our initial distributions to shareholders on July 30, 2012. We intend to authorize, declare and pay distributions to shareholders on a semi-monthly basis.

This supplement replaces the risk factor entitled, “Our Manager has full authority and discretion over the timing and amount of distributions we make, and it may decide to reduce or eliminate distributions at any time, which may have an adverse affect on your investment,” with the following:

Our board of directors has full authority and discretion over the timing and amount of distributions we make, and it may decide to reduce or eliminate distributions at any time, which may have an adverse effect on your investment.

To the extent that we have income available, we intend to authorize, declare and pay distributions to shareholders on a semi-monthly basis. Our distributions, if any, will be determined by our board of directors. There can be no assurances that we will be able to make distributions or, to the extent we make distributions, the level of distributions declared and paid to our shareholders or our ability to pay distributions. The target companies in which we intend to invest will generally have near-term liquidity issues that make investments in them highly speculative. If one or more of our investments in target companies is not successful, it may adversely impact our ability to make distributions to shareholders.

This supplement replaces the first sentence in the first paragraph on page 41 of the Prospectus under the heading, “Distributions” with the following:

Our board of directors declared our initial distributions to shareholders on July 30, 2012. We intend to authorize, declare and pay distributions to shareholders on a semi-monthly basis.

This supplement replaces the first sentence in the first paragraph on page 43 of the Prospectus under the heading, “Discussion of the Company’s Expected Operating Plans—Distributions” with the following:

Our board of directors declared our initial distributions to shareholders on July 30, 2012. We intend to authorize, declare and pay distributions to shareholders on a semi-monthly basis.

This supplement replaces the last two sentences in the last full paragraph on page 48 of the Prospectus under the heading, “Business—Overview” with the following:

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To the extent we have distributable income available we anticipate making distributions on a semi-monthly basis to our shareholders.

Investment Committee

On August 29, 2012, Bhavin Shah, Director of the Company and Managing Partner of KBR Capital Partners, LLC, was appointed as an executive officer of VII Peaks-KBR BDC Advisor II, LLC, our investment adviser, and named to its investment committee. Mr. Shah’s appointment was to fill a vacancy created by the resignation of Quinlan Fang, who resigned his position as a member of our Investment Committee and as an executive officer of VII Peaks-KBR BDC Advisor II, LLC.

In connection with Mr. Shah’s appointment to the investment committee, the Prospectus is amended as follows:

This supplement replaces the last sentence in the second paragraph on page 2 of the Prospectus under the heading, “Summary—Our Manager” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Shah, our director, and Mr. Shea.

This supplement replaces the last sentence in the second paragraph on page 49 of the Prospectus under the heading, “Business—Our Manager” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Shah, our director, and Mr. Shea.

This supplement replaces the last sentence in the first paragraph on page 53 of the Prospectus under the heading, “Business—Investment Selection Process” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Shah, our director, and Mr. Shea.

This supplement replaces the first sentence in the first paragraph on page 63 of the Prospectus under the heading, “Portfolio Management—” with the following:

The management of our investment portfolio is the responsibility of our investment committee, which is currently composed of Mr. Chandhoke, our Chief Executive Officer, Mr. Shah, our director, and Mr. Shea.

This supplement replaces the third paragraph on page 63 of the Prospectus under the heading, “Portfolio Management—Investment Personnel” with the following:

See “Management — Biographical Information — Directors — Interested Directors” for biographical information of Messrs. Chandhoke and Shah.

This supplement removes the biography of Quinlan D. Fang from page 63 of the prospectus.

This supplement adds the following as the last line of the table in the sixth paragraph on page 63 of the Prospectus under the heading, “Portfolio Management—Investment Personnel” and removes the line item for Quinlan D. Fang:

Bhavin Shah ……………………………………………. None

This supplement replaces the last sentence in the second paragraph on page 65 of the Prospectus under the heading, “Investment Advisory Agreement—Overview of Our Manager” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Shah, our director, and Mr. Shea.

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Compensation of the Dealer Manager and the Investment Adviser

This supplement replaces the disclosure found in the second column of the row entitled, “Subordinated incentive fee on income” on page 17 with the following:

The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and will be 20% but subordinated to a return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0%, or the preferred quarterly return, on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.0%.(5)

Closings and Issuances of Shares

Our board of directors approved resolutions allowing us to hold closings and issue shares on a semi-monthly basis, rather than a monthly basis.

In connection with this, the Prospectus is amended as follows:

This supplement replaces the last sentence in the second paragraph on page 9 of the Prospectus under the heading, “Summary—How to Subscribe” with the following:

We anticipate closing on subscriptions received and accepted by us on a semi-monthly basis.

This supplement replaces the paragraph on page 21 of the Prospectus under the heading, “Q: At what periodic frequency will we accept and close on subscriptions?” with the following:

We anticipate closing on subscriptions received and accepted by us on a semi-monthly basis.

This supplement replaces the first sentence of the paragraph on page 34 of the Prospectus under the heading, “Risk Factors—Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share” with the following:

The purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees.

This supplement replaces the fourth sentence of the first paragraph on page 43 of the Prospectus under the heading, “Discussion of the Company’s Expected Operating Plan—Financial Condition, Liquidity and Capital Resources” with the following:

In connection with each semi-monthly closing on the sale our shares pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling our shares at a price below our then current net asset value within 48 hours of the time that we price our shares.

This supplement replaces the second sentence of the first paragraph on page 82 of the Prospectus under the heading, “Determination of Net Asset Value—Determinations in Connection With Offerings” with the following:

To the extent that the net asset value per share increases subsequent to the last semi-monthly closing, the price per share may increase.

This supplement replaces the fourth sentence of the first paragraph on page 82 of the Prospectus under the heading, “Determination of Net Asset Value—Determinations in Connection With Offerings” with the following:

In connection with each semi-monthly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share.

This supplement replaces the last sentence of the second paragraph on page 108 of the Prospectus under the heading, “How to Subscribe” with the following:

We expect to close on subscriptions received and accepted by us on a semi-monthly basis.

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This supplement replaces the third sentence of the second paragraph on page 109 of the Prospectus under the heading, “Tender Offer Program” with the following:

In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our semi-monthly closing for the sale of shares in this offering.

Amendment to Pricing Policy

Our board of directors adopted a change to our pricing policy, effective as of our next closing of shares. Our pricing policy is set forth below:

“Shares will be sold on a continuous basis at a price of $10.00 per share; however, to the extent that our NAV increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below NAV per share. In the event of a material decline in our NAV per share, which we consider to be a 5.0% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. A decline in our NAV per share to an amount more than 5.0% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with its management, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than 5.0% below our current net offering price and (ii) our board of directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, the board of directors will undertake to establish a new net offering price that is not more than 5.0% above our NAV per share. If our board of directors determines that the decline in our’ NAV per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than 5.0%.”

In connection with the revision to our pricing policy, the Prospectus is amended as follows:

This supplement adds the following sentence immediately after the first sentence of the fifth paragraph of the cover page:

In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly.

This supplement adds the following sentence immediately after the first sentence of the first paragraph on page 2 of the Prospectus under the heading, “Summary—The Offering”:

In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. See “Plan of Distribution” for more information about our pricing policy.

This supplement adds the following sentence immediately after the third sentence of the first paragraph on page 43 of the Prospectus under the heading, “Discussion of the Company’s Expected Operating Plan—Financial Condition, Liquidity and Capital Resources”:

In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly.

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This supplement adds the following sentence immediately after the first sentence of the first paragraph on page 82 of the Prospectus under the heading, “Determination of Net Asset Value—Determinations in Connection With Offerings”:

In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. A decline in our NAV per share to an amount more than 5.0% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with its management, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than 5.0% below our current net offering price and (ii) our board of directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, the board of directors will undertake to establish a new net offering price that is not more than 5.0% above our NAV per share. If our board of directors determines that the decline in our’ NAV per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than 5.0%.

This supplement adds the following sentence immediately after the third sentence of the second paragraph on page 104 of the Prospectus under the heading, “Plan of Distribution—Minimum Offering Requirement”:

In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. A decline in our NAV per share to an amount more than 5.0% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with its management, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than 5.0% below our current net offering price and (ii) our board of directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, the board of directors will undertake to establish a new net offering price that is not more than 5.0% above our NAV per share. If our board of directors determines that the decline in our’ NAV per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than 5.0%.

Investment Committee

On July 9, 2012, Stephen F. Shea, Managing Partner of VII Peaks Capital, LLC, was named to our investment committee.

In connection with Mr. Shea’s appointment to our investment committee, the Prospectus is amended as follows:

This supplement replaces the last sentence in the second paragraph on page 2 of the Prospectus under the heading, “Summary—Our Manager” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Fang, and Mr. Shea.

This supplement replaces the last sentence in the second paragraph on page 49 of the Prospectus under the heading, “Business—Our Manager” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Fang, and Mr. Shea.

This supplement replaces the last sentence in the first paragraph on page 53 of the Prospectus under the heading, “Business—Investment Selection Process” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Fang, and Mr. Shea.

This supplement replaces the first sentence in the first paragraph on page 63 of the Prospectus under the heading, “Portfolio Management—” with the following:

The management of our investment portfolio is the responsibility of our investment committee, which is currently composed of Mr. Chandhoke, our Chief Executive Officer, Mr. Fang, and Mr. Shea.

This supplement adds the following after the fourth paragraph on page 63 of the Prospectus under the heading, “Portfolio Management—Investment Personnel”:

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Stephen F. Shea

Mr. Shea is a Managing Partner of VII Peaks Capital. Prior to VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

Mr. Shea holds a Bachelor of Science in Business and Finance from St. Mary’s College in California.

This supplement adds the following as the last line of the table in the sixth paragraph on page 63 of the Prospectus under the heading, “Portfolio Management—Investment Personnel”:

Stephen F. Shea                                                                                                                                                                                                  None

This supplement replaces the last sentence in the second paragraph on page 65 of the Prospectus under the heading, “Investment Advisory Agreement—Overview of Our Manager” with the following:

Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Fang, and Mr. Shea.

Appointment of New CFO

On June 27, 2012, Joseph M. Doncheski, our Chief Financial Officer, Secretary and Treasurer, tendered his resignation to our board of directors. Mr. Doncheski’s resignation was effective as of July 3, 2012. On July 3, 2012, our board of directors appointed Cecilia Shea to replace Mr. Doncheski as our Chief Financial Officer, Secretary and Treasurer. Ms. Shea’s appointment was effective as of July 3, 2012.

In connection with Mr. Doncheski’s resignation and Ms. Shea’s appointment, the Prospectus is amended as follows:

This supplement replaces the second line in the table on page 57 of the Prospectus under the heading, “Management—Biographical Information—Executive Officers,” currently referring to Mr. Doncheski, with the following:

Cecilia Shea                                  55                                            Chief Financial Officer, Secretary and Treasurer.

This supplement replaces the heading, “Management—Biographical Information—Executive Officers—Joseph Doncheski” on page 58 of the Prospectus, as well as the paragraph thereunder, with the following:

Cecilia Shea

Ms. Shea has served as a consulting Chief Financial Officer at KBR Capital Partners since May 2012. Prior to this, beginning in June 2011, she served as Chief Financial Officer and Chief Compliance Officer for Pagemill Partners, responsible for financial, administrative and compliance matters, as well as providing guidance on strategic management. Her position ended in March, 2012 when Pagemill Partners was acquired by Duff and Phelps. Prior to Pagemill Partners, Ms. Shea was affiliated with SVB Financial Group for almost nine years, eight as an employee, from May 2002 to May 2010, and eight months as a contractor for SVB Securities, from October 2010 to April 2011. At SVB Financial Group, she held progressive positions of responsibility such as Chief Administration Officer and Chief Financial Officer of SVB Analytics, Finance Project Manager for the general ledger conversion, Director of Finance for SVB Alliant, Assistant Controller, and Regulatory Reporting Manager.

Ms. Shea received her Bachelor of Science in Business Administration, with an emphasis in accounting, from the University of San Francisco. She is registered with FINRA with Series 7, 24, 27, 79 and 99 licenses. Ms. Shea is not related to Stephen F. Shea who is a member of our investment committee.

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This supplement replaces the fourth line in the table on page 75 of the Prospectus under the heading “Control Persons and Principal Shareholders,” currently referring to Mr. Doncheski, with the following:

Cecilia Shea                                   [--]                                                  [--%]

KBR Capital Partners’ acquisition of KBR Capital Markets, LLC

On June 20, 2012, the Financial Industry Regulatory Authority (“FINRA”) completed its review of the acquisition by KBR Capital Partners, LLC of KBR Capital Markets, LLC, the dealer manager in our offering.

In connection with FINRA’s completion of its review of such transaction, the Prospectus is amended as follows:

The sentence, on page 3 under the heading, “Summary—Our Affiliates,” that reads, “Notwithstanding the completion of this transfer of assets, FINRA is continuing its review of the transaction and has the ability to impose certain restrictions or conditions upon the dealer manager or even disapprove the transaction and require the transfer to be unwound.” is hereby removed from the Prospectus.

The sentence, on page 9 under the heading, “Summary—Our Dealer Manager,” that reads, “Notwithstanding the completion of this transfer of assets, FINRA is continuing its review of the transaction and has the ability to impose certain restrictions or conditions upon the dealer manager or even disapprove the transaction and require the transfer to be unwound.” is hereby removed from the Prospectus.

The sentence, on page 21 under the heading, “Q: Who is KBR Capital Markets, LLC?,” that reads, “Notwithstanding the completion of this transfer of assets, FINRA is continuing its review of the transaction and has the ability to impose certain restrictions or conditions upon the dealer manager or even disapprove the transaction and require the transfer to be unwound.” is hereby removed from the Prospectus.

The sentence, on page 49 under the heading, “Business—Our Affiliates,” that reads, “Notwithstanding the completion of this transfer of assets, FINRA is continuing its review of the transaction and has the ability to impose certain restrictions or conditions upon the dealer manager or even disapprove the transaction and require the transfer to be unwound.” is hereby removed from the Prospectus.

Below are other amendments to our Prospectus:

Cover Page

This supplement adds the following language to the end of the final paragraph on the cover page:

“Except as specifically required by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.”

Summary

This supplement replaces the last sentence in the second paragraph on page 3 of the Prospectus under the heading, “Summary—Our Affiliates” with the following:

Our Director, Bhavin Shah, is a shareholder of KBR Capital Partners, Inc., and co-controls KBR Capital Partners, LLC, which wholly-owns KBR Capital Markets. Mr. Shah has no involvement in the day to day management or operations of KBR Capital Markets.

This supplement replaces the fourth bullet point of the first paragraph on page 5 of the Prospectus under the heading, “Summary—Risk Factors” with the following:

Our share repurchase program may be suspended or terminated at any time.

This supplement relocates the entire section entitled, “Summary—Risk Factors” from page 5 of the Prospectus to page 4 of the Prospectus, immediately preceding the section entitled “Summary—Market Opportunity.”

This supplement replaces the fourth sentence in the paragraph on page 8 of the Prospectus under the heading, “Summary—Distribution Reinvestment Plan” with the following:

Your distribution amount will purchase shares of our common stock at 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date.

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Risk Factors

This supplement adds the following paragraph after the first full paragraph on page 28 of the Prospectus under the heading, “Risk Factors—If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.”

In recent years, management internalization transactions have been the subject of shareholder litigation. Shareholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur if we were to internalize our management functions would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

Business

This supplement adds the following language to the end of the first paragraph on page 48 under the heading, “Business — Overview”:

“Despite our rights to the name “Co-Optivist,” we do not have the exclusive right to use the “co-optivist” investment strategy described in this prospectus.”

This supplement replaces the last sentence in the second paragraph on page 49 of the Prospectus under the heading, “Business—Our Affiliates” with the following:

Our Director, Bhavin Shah, is a shareholder of KBR Capital Partners, Inc., and co-controls KBR Capital Partners, LLC, which wholly-owns KBR Capital Markets. Mr. Shah has no involvement in the day to day management or operations of KBR Capital Markets.

Portfolio Management

This supplement replaces in its entirety the final sentence of the first paragraph on page 64 under the heading, “Portfolio Management — VII Peaks’ Advisory Board”:

“While VII Peaks expects to consult frequently with its Advisory Board members regarding advice and insight on a wide variety of topics and specialty areas, the Advisory Board members will not be involved in the investment decisions of the Manager and are not compensated for their services.”

Investment Advisory Agreement

This supplement amends the paragraph on page 70 of the Prospectus under the heading, “Investment Advisory Agreement—Indemnification” by replacing the paragraph with the following:

Our charter and the investment advisory agreement provide that our Manager and its officers, directors, controlling persons and any other person or entity affiliated with, or acting on behalf of, our Manager (each an “Indemnified Party” and, collectively the “Indemnified Parties”) shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Indemnified Parties, nor shall the Indemnified Parties be held harmless for any loss or liability suffered by us, unless (i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) the Indemnified Party was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith, or gross negligence by the Indemnified Party, and (iv) such indemnification or agreement to hold harmless for any loss or liability suffered is recoverable only out of our net assets and not from our stockholders.

Distribution Reinvestment Plan

This supplement replaces the first sentence in the fifth paragraph on page 84 of Prospectus under the heading, “Distribution Reinvestment Plan” with the following:

Your distribution amount will purchase shares of our common stock at 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date.

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Suitability Standards

This supplement adds the following to the first sentence of the fourth paragraph on page 106 of the Prospectus under the heading, “Suitability Standards”:

Our Sponsor, as well as those selling shares on our behalf and selected dealers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor.

This supplement adds the following after the first sentence of the fourth paragraph on page 106 under the heading, “Suitability Standards”:

Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective investor, as well as other pertinent factors.

This supplement replaces the eighth bullet point of the fourth paragraph on page 106 of the Prospectus under the heading, “Suitability Standards” with the following:

•	the risk that you may lose your entire investment; and

 This supplement adds the following state suitability standards to page 107 of the Prospectus:

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her net worth. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities and is exclusive of home, auto and furnishings.

Massachusetts — It is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies or non-traded direct participation programs. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

New Jersey — In addition to the suitability standards noted above, the New Jersey Bureau of Securities recommends that an investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents in readily marketable securities.

New Mexico — In addition to the suitability standards above, an investor in the state of New Mexico must limit his or her investment in us and our affiliates to 10% of his or her net worth.

Available Information

This supplement adds the following language to the end of the first paragraph on page 111 under the heading, “Available Information”:

“Any stockholder and its designated representative are permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding stockholders’ right to access our records.”

Form of Subscription Agreement

This supplement replaces in its entirety the Form of Subscription Agreement found in Appendix A of the Prospectus as well as any Form of Subscription Agreement subsequently filed with Supplement No. 1 to the Prospectus, dated April 17, 2012 and Supplement No. 2 to the Prospectus, dated June 11, 2012.

10

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2012

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission File No. 0-54615

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	45-2918121
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

255 Shoreline Drive, Suite 428

Redwood City, California 94065

(Address of principal executive offices)

(877) 700-0527

(Registrant’s telephone number, including area code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days: Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

The number of shares of the Registrant’s common stock, par value $0.001 per share, outstanding as of November 5, 2012 was 680,240.

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2012

TABLE OF CONTENTS

		Page

PART I	FINANCIAL INFORMATION	1

Item 1	Financial Statements	1

	Statements of Assets and Liabilities as of September 30, 2012 (unaudited) and December 31, 2011	1

	Statements of Operations for the Three and Nine Months Ended September 30, 2012 and for the Period from August 3, 2011 (Date of Inception) to September 30, 2011 (unaudited)	2

	Statements of Changes in Net Assets for the Nine Months Ended September 30, 2012 and for the Period from August 3, 2011 (Date of Inception) to September 30, 2011 (unaudited)	3

	Statements of Cash Flows for the Nine Months Ended September 30, 2012 and for the Period from August 3, 2011 (Date of Inception) to September 30, 2011 (unaudited)	4

	Schedule of Investments as of September 30, 2012 (unaudited)	5

	Notes to Financial Statements (unaudited)	6

Item 2	Management’s Discussion and Analysis of Financial Condition and Results of Operations	12

Item 3	Quantitative and Qualitative Disclosures About Market Risk	20

Item 4	Controls and Procedures	20

PART II	OTHER INFORMATION	21

Item 1	Legal Proceedings	21

Item 1A	Risk Factors	21

Item 2	Unregistered Sales of Equity Securities and Use of Proceeds	21

Item 3	Defaults upon Senior Securities	21

Item 4	Mine Safety Disclosures	21

Item 5	Other Information	21

Item 6	Exhibits	21

Signatures		22

ii

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share and per share data)

	As of
	September 30, 2012	December 31, 2011 (1)
	(Unaudited)
ASSETS

Investments, at fair value (amortized cost of $2,420 and $0)	$2,348	$-
Cash and cash equivalents	1,215	201
Interest receivable	66	-
Prepaid expenses	13	-
Deferred offering costs	666	354
Receivable for common stock purchased	713	-
Receivable for unsettled trades	103	-
Total assets	$5,124	$555

LIABILITIES
Payable for unsettled trades	$429	$-
Management and incentive fees payable	55	-
Accounts payable and accrued liabilities	54	4
Due to related party	301	455
Stockholder distributions payable	25	-
Total liabilities	$864	$459

NET ASSETS
Preferred stock, par value, $.001 per share, 50,000,000 authorized, none issued and outstanding	-	-
Common stock, par value, $.001 per share, 200,000,000 authorized;
483,234 and 22,333 shares issued and outstanding, respectively	0.5	0.02
Paid-in capital in excess of par value	4,349	201
Accumulated distribution in excess of net investment income	(18)	(105)
Accumulated undistributed net realized gain from investments	0.3	-
Net unrealized depreciation on investments	(72)	-
Total net assets	4,260	96
Total liabilities and net assets	$5,124	$555

Net asset value per share	$8.81	$4.30

(1) Derived from the audited statement of assets and liabilities as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.

1

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	For the Three Months Ended September 30,	For the Nine Months Ended September 30,	For the Period from August 3 (Date of Inception) to September 30,
	2012	2012	2011

Investment income:
Interest from investments	$32	$32	$-
Interest from cash and cash equivalents	0.05	0.05	-
Total investment income	32	32	-

Operating expenses:
Professional fees	37	67	-
Directors fees	11	20	-
Insurance	13	35	-
Management fees	19	19	-
Incentive fees	41	41	-
General and administrative	44	75	-
Offering expense	377	377	-
Organizational expense	-	63	81
Expenses before expense reimbursements	542	697	81
Expense reimbursement	(802)	(802)	-
Total expenses net of expense reimbursements	(260)	(105)	81

Net investment income (loss)	292	137	(81)

Realized and unrealized gain (loss) on investments:
Net realized gain from investments	0.3	0.3	-
Net unrealized depreciation on investments	(72)	(72)	-
Net realized and unrealized loss on investments	(72)	(72)	-

Net increase (decrease) in net assets resulting from operations	$220	$65	$(81)

Per share information - basic and diluted:
Net investment income (loss)	$1.20	$1.41	$(1,411.24)
Net increase (decrease) in net assets resulting from operations	$0.90	$0.67	$(1,411.24)
Weighted average common shares outstanding	243,985	96,756	57

The accompanying notes are an integral part of these financial statements.

2

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except share and per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2012	For the Period from August 3, 2011 (Date of Inception) to September 30, 2011

Operations:
Net investment income (loss)	$137	$(81)
Net realized gain from investments	0.3	-
Net unrealized depreciation on investments	(72)	-
Net increase (decrease) in net assets from operations	65	(81)
Stockholder distributions:
Distributions from net investment income	(50)	-
Net decrease in net assets from stockholder distributions	(50)	-
Capital share transactions:
Issuance of common stock, net of issuance costs	4,149	1
Net increase in net assets from capital share transactions	4,149	1

Total increase (decrease) in net assets	4,164	(80)
Net assets at beginning of period	96	-
Net assets at end of period	$4,260	$(80)

Net asset value per common share	$8.81	$(720.95)
Common shares outstanding at end of period	483,234	111

Accumulated distribution in excess of net investment income	$(18)	$(81)

The accompanying notes are an integral part of these financial statements.

3

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	For the Nine Months Ended September 30, 2012	For the Period from August 3, 2011 (Date of Inception) to September 30, 2011

Operating activities:
Net increase (decrease) in net assets from operations	$65	$(81)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Net accretion of discount on investments	(9)	-
Repayments of investments	101	-
Purchase of investments	(2,512)	-
Net realized gain from investments	(0.3)	-
Net unrealized depreciation on investments	72	-
(Increase) decrease in operating assets:
Interest receivable	(66)	-
Prepaid expenses	(13)	-
Deferred offering costs	(312)	(238)
Receivable for common stock purchased	(713)	-
Receivable for unsettled trades	(103)	-
Increase (decrease) in operating liabilities:
Payable for unsettled trades	429	-
Management and incentive fees payable	55	-
Accounts payable and accrued liabilities	50	-
Due to related party	(154)	319
Net cash used in operating activities	(3,110)	-

Financing activities:
Proceeds from issuance of shares of common stock, net	4,141	1
Stockholder distributions	(17)	-
Net cash provided by financing activities	4,124	1

Net increase in cash and cash equivalents	1,014	1
Cash and cash equivalents, beginning of period	201	-
Cash and cash equivalents, end of period	$1,215	$1

Supplemental non-cash information:
DRIP distribution payable	$9	$-
Cash distribution payable	$16	$-
DRIP distribution paid	$8	$-

The accompanying notes are an integral part of these financial statements.

4

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

SCHEDULE OF INVESTMENTS
(dollars in thousands)

September 30, 2012
(Unaudited)

Portfolio Company (a)	Industry	Investment Coupon Rate, Maturity Date	Principal	Amortized Cost	Fair Value	% of Net Assets

Senior Secured First Lien Debt - 18.4% (b)

Apria Healthcare Group, Inc.	Healthcare & Pharmaceuticals	11.25%, 11/01/2014	$100	$104	$102	2.5%
GXS Worldwide, Inc.	Services: Business	9.75%, 6/15/2015	$250	262	258	6.1%
McClatchy Co.	Media: Advertising, Printing & Publishing	11.5%, 2/15/2017	$200	214	215	5.0%
Ryerson, Inc.	Metals & Mining	12.00%, 11/01/2015	$200	207	207	4.8%
Sub Total Senior Secured First Lien Debt				787	782	18.4%

Senior Secured Second Lien Debt - 7.1% (b)

Apria Healthcare Group, Inc.	Healthcare & Pharmaceuticals	12.375%, 11/1/2014	$100	$100	$98	2.3%
Aspect Software, Inc.	Telecommunications	10.625%, 5/15/2017	$200	215	205	4.8%
Sub Total Senior Secured Second Lien Debt				315	303	7.1%

Senior Unsecured Debt - 20.0% (b)

Alliance HealthCare Services, Inc.	Healthcare & Pharmaceuticals	8.00%, 12/1/2016	$100	$83	$86	2.0%
Alliance One International, Inc.	Beverage, Food & Tobacco	10.00%, 7/15/2016	$150	157	155	3.6%
Education Management LLC	Services: Consumer	8.75%, 6/1/2014	$200	175	158	3.7%
First Data Corp.	Banking, Finance, Insurance & Real Estate	10.55%, 9/24/2015	$100	104	102	2.4%
First Data Corp.	Banking, Finance, Insurance & Real Estate	9.875%, 9/24/2015	$100	103	102	2.4%
Seitel, Inc.	High Tech Industries	9.75%, 2/15/2014	$200	203	201	4.7%
Suntech Power Holdings Company, Ltd. (c)	Environmental Industries	3.00%, 3/15/2013	$100	79	50	1.2%
Sub Total Senior Unsecured Debt				904	854	20.0%

Senior Subordinated Debt -9.6% (b)

Serena Software, Inc.	High Tech Industries	10.375%, 3/15/2016	$200	$207	$204	4.8%
Sungard Data Systems, Inc.	High Tech Industries	10.25%, 8/15/2015	$200	207	205	4.8%
Sub Total Senior Subordinated Debt				414	409	9.6%

TOTAL INVESTMENTS - 55.1% (b)				$2,420	$2,348	55.1%

(a) All of our investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, except for Alliance One International, Inc., Education Management LLC and Suntech Power Holdings Company, Ltd.

(b) Percentages are based on net assets of $4,260 as of September 30, 2012.

(c) Non-U.S. company. The principal place of business for Suntech Power Holdings Company, Ltd. Is China.

The accompanying notes are an integral part of these financial statements.

5

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

(Unaudited)

Note 1. Nature of Operations

VII Peaks-KBR Co-Optivist Income BDC II, Inc. (the “Fund”), a Maryland corporation formed on August 3, 2011, is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to invest in discounted corporate debt and equity-linked debt securities of public and private companies whose securities trade on the secondary loan market for institutional investors.

On August 9, 2011, the Fund filed a registration statement on Form N-2 to sell up to 75.0 million shares of common stock at an initial public offering price of $10.00 per share. The registration statement was declared effective by the Securities Exchange Commission (the “SEC”) on March 1, 2012. The Fund commenced operations when it raised gross offering proceeds of over $1.0 million, all of which was from persons who were not affiliated with the Fund or VII Peaks-KBR BDC Advisor II, LLC (the “Manager”) by one year from the date the registration statement was declared effective by the SEC. Prior to the successful satisfaction of that condition, all subscription payments were placed in an account held by the escrow agent, UMB Bank, N.A., in trust for the benefit of the Fund’s subscribers, pending release to the Fund. The Fund achieved the minimum offering requirement on July 10, 2012 and commenced operations on such date. As of September 30, 2012, the Fund issued 0.5 million shares of common stock for gross proceeds of $4.8 million.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Fund included herein were prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, these financial statements include all adjustments, consisting only of normal recurring adjustments and accruals, necessary for a fair presentation of the results for the interim period. These financial statements should be read in conjunction with the audited financial statements and notes thereto as of December 31, 2011 and for the year then ended, which are included in the Fund’s final prospectus, as amended or supplemented, filed pursuant to Rule 497 of the Securities Act of 1933, as amended, filed with the SEC on March 12, 2012.

Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

The fund considers all highly-liquid instruments with an original maturity of three months or less, at date of purchase, to be cash equivalents.

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(a) of the 1940 Act, the Fund may not invest in another registered investment company, including a money market fund, if it would exceed any of the following:

•	own more than 3% of the money market fund;

•	hold securities in the money market fund having an aggregate value in excess of 5% of the value of the total assets of the Fund; or

•	hold securities in money market funds and other registered investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

6

Note 2. Summary of Significant Accounting Policies (continued)

Organizational Costs

Organizational costs are expensed by the Fund as incurred (see Note 4).

Offering Costs

The Fund is a closed-end fund with a continuous offering period. Accordingly, the Fund follows the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topics 946 20-25-6 and 946-20-35-5 and offering costs are capitalized and will be amortized on a straight-line basis over a period not to exceed twelve months from the date that operations commence. The Fund commenced operations on July 10, 2012. As of September 30, 2012 and December 31, 2011, $0.7 million and $0.4 million, respectively, have been recorded as deferred offering costs on the statements of assets and liabilities.

U.S. Federal Income Taxes

The Fund intends to elect to be treated for federal income tax purposes as a RIC under subchapter M of the Code and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Fund is required to annually distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Fund represents obligations of the Fund’s investors and will not be reflected in the financial statements of the Fund. The Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

New Accounting Pronouncements

In September 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income,” that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2011-05 did not have a material effect on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs (“ASU 2011-04”), which amends GAAP to conform it with fair value measurement and disclosure requirements in International Financial Reporting Standards (“IFRS”). The amendments in ASU 2011-04 change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments in ASU 2011-04 are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. As such, the Fund has adopted this ASU and there were no related impacts on its financial position or results of operations.

Note 3. Valuation of Portfolio Investments

The Fund determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the board of directors. In connection with that determination, the Manager will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

With respect to investments for which market quotations are not readily available, the Fund will undertake a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially valued by members of the investment committee, with such valuation taking into account information received from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with the members of the board of directors; and

•	the board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of members of the investment committee and any third-party valuation firm, if applicable.

7

Note 3. Valuation of Portfolio Investments (continued)

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, mergers and acquisition comparables, the principal market and enterprise values, among other factors.

The Fund has adopted FASB ASC Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of market participants. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Fund at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

The following table presents fair value measurements of investments, by major class, as of September 30, 2012 according to the fair value hierarchy (dollars in thousands). There were no investments as of December 31, 2011.

	Level 1	Level 2	Total
Cash and cash equivalents	$1,215	$—	$1,215
Senior Secured First Lien Debt	—	782	782
Senior Secured Second Lien Debt	—	303	303
Senior Unsecured Debt	—	854	854
Senior Subordinated Debt	—	409	409
Total	$1,215	$2,348	$3,563

The composition of the Fund’s investments as of September 30, 2012, at amortized cost and fair value were as follows (dollars in thousands). There were no investments as of December 31, 2011.

8

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$787	$782	33.3%
Senior Secured Second Lien Debt	315	303	12.9%
Senior Unsecured Debt	904	854	36.4%
Senior Subordinated Debt	414	409	17.4%
Total	$2,420	$2,348	100.0%

Note 4. Related Party Transactions

The Fund is managed by the Manager. The Manager is wholly-owned by VII Peaks-KBR, LLC which is a joint venture between VII Peaks Capital, LLC (“VII Peaks”), and KBR Capital Advisors, LLC (“KBR”). The Manager has agreed to fund offering costs and organization costs. The Fund has recorded $0.3 million as due to related party on the statements of assets and liabilities as of September 30, 2012, of which reflects the netting of $0.8 million due from related party and $1.1 million due to related party. The Fund has recorded $0.5 million as due to related party on the statements of assets and liabilities as of December 31, 2011, of which $0.4 million is related to offering costs funded by the Manager and, of which $0.1 million is related to organizational costs funded by the Manager. The Manager will recover organizational and offering costs funded from offering proceeds to the extent the reimbursement would not cause the selling commission, dealer manager fee, accountable due diligence expenses and other organizational and offering expenses borne by the Fund to exceed 15% of the gross offering proceeds.

The Manager is entitled to a base management and incentive fee as outlined in the Investment Advisory Agreement with the Fund. The base management fee is 2% of net assets below $100 million; 1.75% of net assets between $100 million and $250 million; and 1.5% of net assets over $250 million. The incentive fee has two parts. The first part, the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is 20% of pre-incentive net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). The second part of the incentive fee, the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of the Fund’s incentive fee capital gains, which will equal the Fund’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. For the three and nine months ended September 30, 2012, the Fund incurred $0.02 million and $0.02 million in base management fees, respectively. For the three and nine months ended September 30, 2012, the Fund incurred $0.04 million and $0.04 million in pre-incentive fee net investment income, respectively. For the three and nine months ended September 30, 2012, the Fund incurred $0.0001 million and $0.0001 million in capital gains incentive fees, respectively. For the period from August 3, 2011 (date of inception) to September 30, 2011, the Fund did not incur any base management fees, pre-incentive fee net investment income or capital gains incentive fees. As of September 30, 2012, $0.01 million of base management fees and $0.04 million of incentive fees were accrued and recorded as management and incentive fees payable in the statements of assets and liabilities.

The Fund has also entered into an administration agreement with the Manager under which the Manager provides the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to its stockholders. The Manager is reimbursed amounts based on allocable portion of overhead costs under this agreement.

The Fund has entered into an expense reimbursement agreement with the Manager under which the Manager will reimburse the Fund for all U.S. GAAP compliant operating and offering expenses recognized on the quarterly financial statements of the Fund. This will include all operating and offering expenses from the timeframe of the Fund’s inception forward. This will continue until such time that the Manager and the Fund agree that the Fund is financially self-supporting, but no later than three years from August 2011. The Manager and the Fund agree to allow the other party to offset the related receivables from and payables to each other resulting in a net receivable, or payable position. As of September 30, 2012, the Manager had assumed $0.8 million of expense reimbursements of which $0.4 million is related to offering costs and $0.4 million is related to operating expenses.

KBR Capital Markets, LLC (the “Dealer Manager”) is an affiliate of KBR, and is a licensed broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and serves as the Dealer Manager for the Fund’s public offering of shares of common stock. The Dealer Manager receives selling commissions of 7% of gross offering proceeds, all of which is expected to be reallowed to selected dealers, and a dealer manager fee of up to 3% of gross offering proceeds, all or a portion of which may be reallowed to selected dealers.

9

Note 5. Common Stock

The Manager purchased 111 and 22,222 shares of common stock on August 31, 2011 and December 31, 2011, respectively. These shares were purchased at a price of $9.00 per share, which represents the initial public offering (“IPO”) price of $10.00 per share, net of selling commissions and dealer manager fees.

On July 10, 2012, the Fund had raised sufficient proceeds to break escrow on its IPO and through September 30, 2012, the Fund has sold 0.5 million shares of common stock for gross proceeds of $4.8 million including the purchases made by the Manager.

Note 6. Earnings Per Share

In accordance with the provisions of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase (decrease) in net assets per share from operations for the three and nine months ended September 30, 2012 and for the period from August 3, 2011 (date of inception) to September 30, 2011 (dollars in thousands except share and per share amounts).

	For the Three Months Ended September 30,	For the Nine Months Ended September 30,	For the Period Ended August 3, 2011 (Date of Inception) to September 30,
	2012	2012	2011
Basic and diluted
Net increase (decrease) in net assets resulting from operations	$220	$65	$(81)
Weighted average common shares outstanding	243,985	96,756	57
Net increase (decrease) in net assets resulting from operations per share - basic and diluted	$0.90	$0.67	$(1,411.24)

The Fund had no potentially dilutive securities as of September 30, 2012 or September 30, 2011, resulting in the same number of shares for basic and diluted.

Note 7. Distributions

The Fund has declared and paid distributions to stockholders on a semi-monthly basis since it commenced operations. From time to time, the Fund may also pay interim distributions at the discretion of its board of directors. The Fund may fund its distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The Fund’s distributions may exceed its earnings, especially during the period before the Fund has substantially invested the proceeds from its IPO. As a result, a portion of the distributions may represent a return of capital for tax purposes. As of September 30, 2012, the Fund has accrued $0.02 million in stockholder distributions that were unpaid.

The following table reflects the distributions per share paid or payable in cash or with the reinvestment plan (“DRIP”) on the Fund’s common stock to date (dollars in thousands except share and per share amounts) for the period August 3, 2011 (date of inception) to September 30, 2012:

Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
August 17, 2012	$0.03	$3	$1	$4
August 31, 2012	0.03	3	1	4
September 14, 2012	0.03	6	3	9
September 28, 2012	0.03	6	3	9
October 15, 2012	0.03	8	4	12
October 31, 2012	0.03	8	4	12
		$34	$16	$50

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Note 8. Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2012 and for the period from August 3, 2011 (date of inception) to September 30, 2011:

	For the Nine Months Ended September 30, 2012	For the Period August 3, 2011 (Date of Inception) to September 30, 2011
Per share data:
Net asset value, beginning of period	$4.30	$9.00

Results of operations (1)
Net investment income (loss)	1.41	(1,411.24)
Net realized and unrealized loss on investments	(0.74)	—
Net increase (decrease) in net assets resulting from operations	0.67	(1,411.24)

Stockholder distributions (2)
Distributions from net investment income	(0.52)	—
Net decrease in net assets resulting from stockholder distributions	(0.52)	—

Capital share transactions
Issuance of common stock (3)	4.36	681.29
Net increase in net assets resulting from capital share transactions	4.36	681.29
Net asset value, end of period	$8.81	$(720.95)
Shares outstanding at end of period	483,234	111
Total return (5)	107.41%	(8,110.58)%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$4,260	$(80)
Ratio of net investment income to average net assets (4)(7)	17.02%	626.37%
Ratio of operating expenses to average net assets (4)(7)	(13.05)%	(626.37)%
Ratio of incentive fees to average net assets (7)	5.10%	0.00%
Ratio of credit facility related expenses to average net assets (7)	0.00%	0.00%
Portfolio turnover ratio (6)	4.28%	0.00%

(1)	The per share was derived by using the weighted average shares outstanding during the period. Net investment income per share excluding the expense reimbursements equals ($7.63) for the nine months ended September, 30, 2012. There was no expense reimbursement for the period from August 3, 2011 (date of inception) to September 30, 2011.

(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.

(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Fund's continuous offering.

(4)	For the nine months ended September 30, 2012, excluding the expense reimbursement, the ratio of net investment income and operating expenses to average net assets is (82.82)% and 86.79%, respectively. For the period from August 3, 2011 (date of inception) to September 30, 2011, there was no expense reimbursement.

(5)	Total return is calculated assuming a purchase of shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the nine months ended September 30, 2012, includes the effect of the expense reimbursement which equaled 74.74%. For the period from August 3, 2011 (date of inception) to September 30, 2011, there was no expense reimbursement.

(6)	Portfolio turnover rate is calculated using the year-to-date sales over the average of the invested assets at fair value. Not annualized.

(7)	Ratios are annualized.

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Note 9. Subsequent Events

Management of the Fund has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that no events require recognition or disclosure in the financial statements except for the following:

From October 1, 2012 to November 5, 2012, the Fund issued 0.2 million shares of common stock for gross proceeds of $2.0 million. With the proceeds from the Fund’s continuous offering, the Fund purchased a total of eleven debt investments with an aggregate face value of $1.5 million for $1.5 million in cash. The Fund had two debt investments fully called with a carrying value of $0.5 million and an aggregate redemption value of $0.5 million and one debt investment partially called with a carrying value of $0.04 million and a redemption value of $0.04 million.

On October 29, 2012, the Fund’s board of directors declared two semi-monthly distributions of $0.0306250 per share each (an annualized rate of 7.35% based on the Fund’s current public offering price of $10.00 per share) to stockholders of record on October 30, 2012, payable on November 16, 2012 and November 30, 2012.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with the accompanying financial statements of VII Peaks-KBR Co-Optivist Income BDC II, Inc., and the notes thereto. As used herein, the terms “we,” “our” and “us” refer to VII Peaks-KBR Co-Optivist Income BDC II, Inc., a Maryland corporation and, as required by context to VII Peaks-KBR Advisor II, LLC (the “Manager”), which serves as our investment adviser and administrator. We are externally managed by our Manager.

Forward-Looking Statements

This Form 10-Q includes forward-looking statements that reflect our expectations and projections about our future results, performance, prospects and opportunities. We may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially,” or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this Form 10-Q are subject to a number of risks and uncertainties, some of which are beyond our control, including, among other things:

•	our ability to invest in discounted corporate debt and equity-linked debt securities of our target companies;

•	our abour ability to successfully employ our Co-Optivist TM approach in executing our investment strategy;

•	a limited pool of prospective target businesses;

•	our ability to pay distributions on our shares of common stock;

•	an economic downturn which could impair our target companies’ abilities to continue to operate, which could lead to the loss of some or all of our assets; and

•	changes in general economic or business conditions or economic or demographic trends in the United States.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by our forward-looking statements. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements after the date of this Form 10-Q, whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements and projections contained in this Quarterly Report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

Overview

We invest in discounted corporate debt and equity-linked debt securities of public and private companies whose securities trade on the secondary loan market for institutional investors and provide distributions to investors. At the same time, we actively work with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. We employ a proprietary “Co-Optivist TM ” approach (“cooperative activism”, Co-Optivist TM is a registered trademark of VII Peaks Capital, LLC, or VII Peaks, and is being used with their permission) in executing our investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Our strategy is not dependent on restructuring to generate distributions.

Our investment objectives are to generate current income and capital appreciation. We meet our investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to our shareholders, and (iii) preserving the capital investments of our stockholders.

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Our proprietary “Co-Optivist TM” (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of target companies, or target investments, in conjunction with proactively engaging the target companies’ management. We acquire target investments whose debt securities trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and will be subject to a “redemption event” within (on average) 24 months. We define a “redemption event” as a maturity event or a put event (where investors in the target company’s debt security can have a redemption right at a pre-determined price). We hold such debt an average of 12–18 months, during which time we anticipate working actively with the target company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

We make investments in target companies that meet our investment criteria. The size of an individual investment will vary based on numerous factors, including the amount of funds raised in this offering. However, assuming we raise the maximum offering amount of $750.0 million, we expect to hold at least 50 investments, and we anticipate that the minimum investment size will be approximately $0.25 million. We do not anticipate being heavily invested in any one industry, and generally, we do not expect to invest in more than two different classes of debt of the same target company. We intend to invest in debt and equity-linked debt of target companies with a minimum enterprise value of $200.0 million and whose debt and equity-linked debt is actively traded in the secondary loan market. We expect our portfolio to be predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities. However, we may also purchase senior secured corporate debt securities which may have variable interest rates. We currently anticipate that the portion of our portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but we may increase that to 33% of our aggregate portfolio at the time of any purchase depending on market opportunities.

We offer our stockholders the ability to receive distributions as well as the potential capital appreciation resulting from the restructuring of the debt of our target companies. To the extent we have distributable income available we anticipate declaring and paying distributions on a semi-monthly basis. We declared and paid distributions beginning in August 2012 at $0.0306250 per share each (an annualized rate of 7.35% based on our initial public offering price of $10.00 per share) to stockholders.

Between 2001 and 2008, corporate debt levels and the supply of leverage offered by banks and other investors steadily increased. We believe a significant amount of this debt will be subject to a redemption event prior to 2015. Many of the companies that have outstanding issues of such debt have not, or been unable to proactively refinance, creating a “refinancing wall” that we believe will create a liquidity shortfall for many issuers. The value of the debt securities of these companies as reflected in prices quoted in the secondary loan market, may be at a significant discount to par, and represent a premium yield to maturity reflective of these liquidity concerns, creating the opportunity for us to identify and invest in the debt securities of select companies at attractive current market valuations. We believe that our Co-Optivist TM approach can help our target companies achieve results that are beneficial to the long-term value of their businesses, which will in turn, result in capital gains through capital appreciation, or the exchange of invested securities into a current security or cash at a premium to its acquisition price. Our principals collectively have experience in principal investing, debt securities and general capital markets, and we believe we are well-positioned to capitalize on these opportunities.

Our investment activities are managed by our Manager who is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our Manager is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. Our Manager is led by Gurpreet (Gurprit) S. Chandhoke, who also serves as our Chief Executive Officer, who has extensive experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and has acted as financial adviser to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and has served as principal investor in private equity and leveraged buyout transactions.

Our Manager has an investment committee that is responsible for reviewing, discussing and approving each investment opportunity we seek to pursue. We anticipate that our investment committee will meet once a week to discuss new and existing opportunities and developments on current investments. Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Stephen F. Shea and Bhavin Shah, who also serves on our board of directors.

Critical Accounting Policies

Our financial statements, which are prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, our Manager prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

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·	our quarterly valuation process begins with each portfolio company or investment being initially valued by members of our investment committee, with such valuation taking into account information received from our independent valuation firm, if applicable;

·	preliminary valuation conclusions are then documented and discussed with the members of our board of directors; and

·	the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of members of our investment committee and any third-party valuation firm, if applicable.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted FASB ASC Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of market participants. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Fund at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

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Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a registered investment company (“RIC”), substantially all of this income must be paid out to stockholders in the form of distributions, even if we have not collected any cash.

Organization and Offering Expenses

Organization expenses are expensed on our statements of operations. Offering expenses, excluding sales load, are capitalized on our statements of assets and liabilities as deferred offering costs and expensed on our statements of operations over a period not to exceed 12 months, from the date that operations commence. We commenced operations on July 10, 2012. Continuous offering expenses incurred after July 10, 2012 are expensed on our statements of operations.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet, among other things, specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Portfolio and Investment Activity

During the three and nine months ended September 30, 2012, we made $2.5 million of investments in new portfolio companies and had $0.1 million in aggregate amount of exits and repayments, resulting in net investments of $2.4 million for the period. We had no investments as of September 30, 2011.

The following table presents our portfolio composition based on fair value at September 30, 2012. We had no investments as of December 31, 2011.

	At September 30, 2012
	Percentage of Total Portfolio	Weighted Average Current Coupon Yield
Senior Secured First Lien Debt	33.3%	11.0%
Senior Secured Second Lien Debt	12.9	11.2
Senior Unsecured Debt	36.4	8.8
Senior Subordinated Debt	17.4	10.3
Total	100.0%	10.0%

As of November 7, 2012, our investment portfolio had a yield to maturity of 12.31%.

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The following table shows the portfolio composition by industry grouping at fair value at September 30, 2012 (dollars in thousands). We had no investments as of December 31, 2011.

	At September 30, 2012
	Investments at Fair Value	Percentage of Total Portfolio
High Tech Industries	$611	26.0%
Healthcare & Pharmaceuticals	286	12.1
Services: Business	257	11.0
Media: Advertising, Printing & Publishing	215	9.2
Metals & Mining	206	8.8
Telecommunications	206	8.8
Banking, Finance, Insurance & Real Estate	204	8.7
Services: Consumer	158	6.7
Beverage, Food & Tobacco	155	6.6
Environmental Industries	50	2.1
Total	$2,348	100.0%

Results of Operations

Operating results for the three and nine months ended September 30, 2012 and for the period from August 3, 2011 (date of inception) to September 30, 2011 are as follows (dollars in thousands):

	For the Three Months Ended September 30,	For the Period Ended August 3, 2011 (Date of Inception) to September 30,
	2012	2011
Total investment income	$32	$—
Total expenses, net	(260)	81
Net investment income (loss)	292	(81)
Net realized gain	0.3	—
Net unrealized depreciation	(72)	—
Net increase (decrease) in net assets resulting from operations	$220	$(81)

	For the Nine Months Ended September 30,	For the Period Ended August 3, 2011 (Date of Inception) to September 30,
	2012	2011
Total investment income	$32	$—
Total expenses, net	(105)	81
Net investment income (loss)	137	(81)
Net realized gain	0.3	—
Net unrealized depreciation	(72)	—
Net increase (decrease) in net assets resulting from operations	$65	$(81)

Revenues

Our activities since inception have largely been organizational activities and those necessary to prepare for our public offering of shares of our common stock. We plan to generate revenue primarily from the cash interest we will collect on our debt investments and, to a lesser extent, from the early termination fees that many of our debt investments require the borrower to pay. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees. Any such fees will be generated in connection with our investments and recognized as earned.

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Expenses

The composition of our operating expenses for the three and nine months ended September 30, 2012 and for the period from August 3, 2011 (date of inception) to September 30, 2011 was as follows (dollars in thousands):

	For the Three Months Ended September 30,	For the Period Ended August 3, 2011 (Date of Inception) to September 30,
	2012	2011
Professional fees	$37	$—
Director fees	11	—
Insurance	13	—
Management fees	19	—
Incentive fees	41	—
General and administrative	44	—
Offering expense	377	—
Organizational expense	—	81
Operating expenses before expense reimbursements	542	81
Expense reimbursement	(802)	—
Total operating expenses net of expense reimbursements	$(260)	$81

	For the Nine Months Ended September 30,	For the Period Ended August 3, 2011 (Date of Inception) to September 30,
	2012	2011
Professional fees	$67	$—
Director fees	20	—
Insurance	35	—
Management fees	19	—
Incentive fees	41	—
General and administrative	75	—
Offering expense	377	—
Organizational expense	63	81
Operating expenses before expense reimbursements	697	81
Expense reimbursement	(802)	—
Total operating expenses, net of expense reimbursements	$(105)	$81

Net Realized Gains or Losses from Investments

For the three and nine months ended September 30, 2012, we had $0.1 million and $0.1 million, respectively, of principal repayments, resulting in $0.0003 million and $0.0003 million, respectively, of realized gains. For the period from August 3, 2011 (date of inception) to September 30, 2011, we held no investments.

Net Change in Unrealized Appreciation or Depreciation on Investments

For the three and nine months ended September 30, 2012, we had $0.07 million and $0.07 million, respectively, of unrealized depreciation. For the period from August 3, 2011 (date of inception) to September 30, 2011, we held no investments.

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Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. Immediately after we met our minimum offering requirement, gross subscription funds totaled over $1.0 million. We sell our shares on a continuous basis at a current offering price of $10.00; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that our shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our NAV per share, which we consider to be a 5.0% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. A decline in our NAV per share to an amount more than 5.0% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with its management, reasonably and in good faith determines that the decline in NAV per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) NAV per share decreases to more than 5.0% below our current net offering price and (ii) our board of directors believes that such decrease in NAV per share is the result of a non-temporary movement in the credit markets or the value of our assets, the board of directors will undertake to establish a new net offering price that is not more than 5.0% above our NAV per share. If our board of directors determines that the decline in our NAV per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase common stock at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the NAV per share of greater than 5.0% In connection with each semi-monthly closing on the sale of our shares pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling our shares at a price below our then current net asset value within 48 hours of the time that we price our shares.

On July 10, 2012, we satisfied our minimum offering requirement of raising gross offering proceeds in excess of $1.0 million from persons who are not affiliated with us or our Manager, and commenced operations. As of September 30, 2012, we issued 0.5 million shares of common stock for gross proceeds of $4.8 million.

Prior to investing in debt securities, we invested the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our election to be taxed as a RIC.

We do not expect to borrow funds during the following twelve months to make investments. In the future, however, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our shareholders, we may decide to borrow funds to make investments. We do not currently anticipate issuing any preferred shares.

Distributions

We offer our stockholders the ability to receive distributions as well as the potential capital appreciation resulting from the restructuring of the debt of our target companies. To the extent we have distributable income available we declare and pay distributions on a semi-monthly basis. We began paying distributions in August 2012, and have made semi-monthly distributions since such time at $0.0306250 per share each (an annualized rate of 7.35% based on our initial public offering price of $10.00 per share) to stockholders.

Any distributions to our shareholders are declared out of assets legally available for distribution. We expect to continue making distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Distribution Reinvestment Plan

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. If you wish to receive your distribution in cash, no action will be required on your part to do so. There will be no selling commissions, dealer manager fees or other sales charges to you if, you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan. Your distribution amount will purchase shares at 95% of the price that the shares are offered pursuant to the effective registration statement of the public offering. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

Election as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code commencing in the first taxable year in which we meet the minimum offering requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

18

Related-Party Transactions and Agreements

Conflicts of interest between us and the various roles, activities and duties of the Manager and its affiliates may occur from time to time. The Manager, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as us. As a result, conflicts of interest between us and the other activities of the Manager and its affiliates may occur from time to time. None of the agreements or arrangements, including those relating to compensation, between us, the Manager or their affiliates, is the result of arm’s-length negotiations. As a result, there may be conflicts between us, on the one hand, and our Manager, including members of its management team, on the other, regarding the allocation of resources to the management of our day-to-day activities.

Our Manager is wholly-owned by VII Peaks-KBR, LLC which is a joint venture between VII Peaks Capital, LLC (“VII Peaks”), and KBR Capital Advisors, LLC (“KBR”). Our Manager has agreed to fund offering costs and organization costs. We have recorded $0.3 million as due to related party on the statements of assets and liabilities as of September 30, 2012, of which reflects the netting of $0.8 million due from related party and $1.1 million due to related party. We have recorded $0.5 million as due to related party on the statements of assets and liabilities as of December 31, 2011, of which $0.4 million is related to offering costs funded by the Manager and, of which $0.1 million is related to organizational costs funded by the Manager. The Manager will recover organizational and offering costs funded from offering proceeds to the extent the reimbursement would not cause the selling commission, dealer manager fee, accountable due diligence expenses and other organizational and offering expenses borne by us to exceed 15% of the gross offering proceeds.

We have entered into an expense reimbursement agreement with the Manager under which the Manager will reimburse us for all U.S. GAAP compliant operating and offering expenses recognized on our quarterly financial statements. This will include all operating and offering expenses from the timeframe of our inception forward. This will continue until such time that the Manager and we agree that we are financially self-supporting, but no later than three years from August 2011. The Manager and we agree to allow the other party to offset the related receivable from and payables to each other resulting in a net receivable or payable position. As of September 30, 2012, the Manager had assumed $0.8 million of expense reimbursements of which $0.4 million is related to offering costs and $0.4 million is related to operating expenses.

The compensation we pay to our Manager was not entered into on an arm’s-length basis with unaffiliated third parties. As a result, the form and amount of such compensation may be less favorable to us than they might have been had they been entered into through arm’s-length transactions with unaffiliated parties. See “Contractual Obligations” for a discussion of the investment advisory agreement we have with the Manager.

Further, the officers of VII Peaks are involved in other ventures, some of which may compete with us for investment opportunities, including certain affiliated funds or managed accounts, and may be incentivized to offer investment opportunities to such other ventures rather than to us which would make it more difficult to achieve our investment objectives.

In addition, the officers of KBR may also be involved in other ventures, some of which may compete with us for investment opportunities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally are not permitted to co-invest with certain entities affiliated with our Manager in transactions originated by our Manager or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Manager or its affiliates in accordance with existing regulatory guidance and our allocation policy. Under existing regulatory guidance, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with our Manager and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither our Manager nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside our Manager or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

KBR Capital Markets, LLC, our Dealer Manager, is an affiliate of KBR, and is a licensed broker-dealer registered with the Financial Industry Regulatory Authority, and serves as the Dealer Manager for our public offering of shares of common stock. The Dealer Manager will receive selling commission of 7% of gross offering proceeds and a dealer manager fee of up to 3% of gross offering proceeds, all or a portion of which may be reallowed to selected dealers. This relationship may create conflicts in connection with KBR Capital Markets’ due diligence obligations under the federal securities laws.

19

Contractual Obligations

We have entered into an agreement with the Manager to provide investment advisory services. Payments for investment advisory services under the investment advisory agreement are comprised of a base management fee and an incentive fee. The base management fee equals 2.0% of net assets below $100 million; 1.75% of net assets between $100 million and $250 million; and 1.5% of net assets over $250 million. The incentive fee has two parts. The first part, the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is 20% of pre-incentive net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). The second part of the incentive fee, the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. As of September 30, 2012, $0.01 million of base management fees and $0.04 million of incentive fees were accrued and recorded as management and incentive fees payable in the statements of assets and liabilities.

We have also entered into an administration agreement with the Manager under which the Manager provides us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and provides or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. The Manager is reimbursed amounts based on allocable portion of overhead costs under this agreement.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

Item 4. Controls and Procedures

Disclosure Controls

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that the disclosure controls and procedures are effective.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the quarter ended September 30, 2012 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II

OTHER INFORMATION

Item 1. Legal Proceedings

Neither we nor our Manager are currently subject to any material legal proceedings.

Item 1A. Risk Factors

There have been no material changes from the risk factors set forth in our final prospectus on Form 497 filed with the SEC on March 12, 2012, as supplemented or amended.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

Not applicable.

Item 3. Defaults upon Senior Securities

Not applicable.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

Not applicable.

Item 6. Exhibits

The exhibits listed on the Exhibit Index (following the signatures section of this report) are included, or incorporated by reference, in this Quarterly Report on Form 10-Q.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

Date: November 13, 2012	By	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

Date: November 13, 2012	By	/s/ Cecilia Shea
Cecilia Shea Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

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Item 6. Exhibits

Listed below are the exhibits which are filed as part of this report (according to the number assigned to them in Item 601 of Regulation S-K):

Exhibit Number	Description of Document

10.1*	Expense Reimbursement Agreement by and between VII Peaks-KBR Co-Optivist Income BDC II, Inc. and VII Peaks-KBR BDC Advisor II, LLC, dated as of November 9, 2012.

31.1*	Certification of Chief Executive Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

31.2*	Certification of Chief Financial Officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

32.1*	Certification of Chief Executive Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification of Chief Financial Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*	Filed herewith.

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Exhibit 10.1

EXPENSE REIMBURSEMENT AGREEMENT

This Expense Reimbursement Agreement (the “Agreement”) is made as of November 9th, 2012, by and between VII Peaks-KBR Co-Optivist Income BDC II, Inc., a Maryland corporation (the “Company”) and VII Peaks-KBR BDC Advisor II, LLC, a Delaware limited liability company (the “Advisor”).

The Company was formed on August 3, 2011, is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, the Company and the Advisor have determined that it is in the best interests of the Company to formalize the Agreement for the Advisor and its affiliates to reimburse the Company or all U.S. GAAP compliant operating and offering expenses recognized on the quarterly financial statements of the Company. This will include all operating and offering expenses from the timeframe of the Company inception forward.

WHEREAS, the Company and the Advisor have determined that it is in the best interests of the Company to include in the Agreement a “Right of Offset” for the Advisor.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Advisor Payments to the Company and Right of Offset

(a)	The Advisor and its affiliates will reimburse the Company for all U.S. GAAP compliant operating and offering expenses recognized on the quarterly financial statements. This will include all operating and offering expenses from the timeframe of the Company inception forward, August 3, 2011.

(b)	Commencing in the quarter when the Company reaches its minimum offering requirement, the Company will recognize a receivable from the Advisor on the Company’s books, in an amount equal to the retro-active operating and offering expenses since the Company inception. The Advisor will recognize a liability on its books in the same amount.

(c)	The Advisor and the Company agree to allow the other party to offset the related receivables from and payables to each other resulting in a net receivable/payable position.

(d)	Going forward following the Company reaching its minimum offering requirement, the Advisor’s obligation to make a reimbursement shall automatically become a liability of the Advisor and an asset of the Company on the last business day of each quarter. The liability of the Advisor will be paid to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Advisor. No payment will be made by the Advisor if the Company payable to the Advisor exceeds the Company receivable from the Advisor.

(e)	Any payment due and payable to the Company will be paid by the Advisor in the subsequent quarter.

2.	Effective Period of Agreement

The Agreement will continue until such time that the Advisor and Company mutually agree that the Company is financially self-supporting, but no later than three years from the August, 2011 retroactive date of this agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

a Maryland corporation

By: /s/ Gurpreet S. Chandhoke

Name: Gurpreet S. Chandhoke

Title: Chief Executive Officer

VII PEAKS-KBR BDC ADVISOR II, LLC

A Delaware limited liability company

By: /s/ Gurpreet S. Chandhoke

Name: Gurpreet S. Chandhoke

Title: Managing Member

Exhibit 31.1

I, Gurpreet S. Chandhoke, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 of VII Peaks-KBR Co-Optivist Income BDC II, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated this 13th day of November, 2012.

By:	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

Exhibit 31.2

I, Cecilia Shea, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 of VII Peaks-KBR Co-Optivist Income BDC II, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated this 13th day of November, 2012.

By:	/s/ Cecilia Shea
Cecilia Shea
Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “Report”) of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Gurpreet S. Chandhoke, the Chief Executive Officer and President, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “Report”) of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Cecilia Shea, the Chief Financial Officer, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Cecilia Shea
Cecilia Shea
Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

Expense Reimbursement Agreement

This Expense Reimbursement Agreement (the “Agreement”) is made as of November 9th, 2012, by and between VII Peaks-KBR Co-Optivist Income BDC II, Inc., a Maryland corporation (the “Company”) and VII Peaks-KBR BDC Advisor II, LLC, a Delaware limited liability company (the “Advisor”).

The Company was formed on August 3, 2011, is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, the Company and the Advisor have determined that it is in the best interests of the Company to formalize the Agreement for the Advisor and its affiliates to reimburse the Company or all U.S. GAAP compliant operating and offering expenses recognized on the quarterly financial statements of the Company. This will include all operating and offering expenses from the timeframe of the Company inception forward.

WHEREAS, the Company and the Advisor have determined that it is in the best interests of the Company to include in the Agreement a “Right of Offset” for the Advisor.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Advisor Payments to the Company and Right of Offset

(a)           The Advisor and its affiliates will reimburse the Company for all U.S. GAAP compliant operating and offering expenses recognized on the quarterly financial statements. This will include all operating and offering expenses from the timeframe of the Company inception forward, August 3, 2011.

(b)           Commencing in the quarter when the Company reaches its minimum offering requirement, the Company will recognize a receivable from the Advisor on the Company’s books, in an amount equal to the retro-active operating and offering expenses since the Company inception. The Advisor will recognize a liability on its books in the same amount.

(c)            The Advisor and the Company agree to allow the other party to offset the related receivables from and payables to each other resulting in a net receivable/payable position.

(d)           Going forward following the Company reaching its minimum offering requirement, the Advisor’s obligation to make a reimbursement shall automatically become a liability of the Advisor and an asset of the Company on the last business day of each quarter. The liability of the Advisor will be paid to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Advisor. No payment will be made by the Advisor if the Company payable to the Advisor exceeds the Company receivable from the Advisor.

(e)            Any payment due and payable to the Company will be paid by the Advisor in the subsequent quarter.

2.	Effective Period of Agreement

The Agreement will continue until such time that the Advisor and Company mutually agree that the Company is financially self-supporting, but no later than three years from the August, 2011 retroactive date of this agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks-KBR Co-Optivist Income BDC II, Inc.

November 9, 2012

By: /s/ Gurpreet S. Chandhoke

Gurpreet S. Chandhoke

Chairman of the Board of Directors, Chief Executive Officer and President

SUBSCRIPTION AGREEMENT Shares Of Common Stock Of VII Peaks-KBR Co-OptivistTM Income BDC II, Inc. The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of common shares of beneficial interest (the “Shares”) of VII Peaks-KBR Co-OptivistTM Income BDC II, Inc. (sometimes referred to herein as the “Company”), set forth below. Initial Investment ($5,000 minimum) Additional Investment ($500 minimum) NAV or Net of commission Investment Subscription Amount $ Individual Joint Tenants with Right of Survivorship Pension Plan Trust (Complete Appendix A on page A-5) Non-Profit Organization Corporation or Partnership (Complete Appendix B on page A-6) UGMA: State of _______ UTMA: State of _______ Other (Specify and include title pages) ________________________________ Custodial Account*: IRA SEP/IRA ROTH/IRA OTHER: ____________________________________________________________________ Name of Custodian: ________________________________________________________________________ Account #: ____________________________ Mailing Address: _______________________________________________________________________________________________________________ A. Individual/Beneficial Owners (Trust/Corporation/Partnership) B. Joint Investor/Minor C. Transfer on death beneficiary (Individual or Joint Tenant Accounts Only) C. A. Investor’s Mailing Address/Address of Record B. Joint Investor’s Mailing Address (If different than address of record) Assign Applicable Percentage / Must Total 100% * Each investor that elects to have his or her distributions reinvested in VII Peaks-KBR Co-OptivistTM Income BDC II, Inc.’s Distribution Reinvestment Plan agrees to notify the Company and the broker-dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides. ** Complete the information below: I authorize the Company or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available A-1 KBR060 112012 Social Security Number* Date of Birth (MM,DD,YYYY)* Daytime Phone Number First Name (MI) Last Name* Gender (M/F) First Name (MI) Last Name Social Security Number ____Primary ____% First Name (MI) Last Name Social Security Number ____Primary ____% Name of the entity Tax ID Number Street Address City State Zip Code If Non-U.S., Specify Country First Name (MI) Last Name* Gender (M/F) 1. INVESTMENT 2. OWNERSHIP (Select only one) 3. INVESTOR INFORMATION 4. ADDRESS Social Security Number* Date of Birth (MM,DD,YYYY)* Daytime Phone Number Street Address City State Zip Code If Non-U.S., Specify Country 5. DISTRIBUTIONS (IRA accounts may not direct distributions without the custodian's approval) I choose to participate in the Company’s DRIP - Distribution Reinvestment Plan.* ________% of Distribution I choose to have distributions deposited in a checking/ savings/IRA/ brokerage account or sent to the custodian for the benefit of the investor.** ________% of Distribution I choose to have distributions mailed to me at the address listed in section 4. ________% of Distribution

Please attach voided pre-printed check from the below referenced account where funds from distribution are to be sent here ** In lieu of receiving documents by mail, I authorize the Company to make available on its website at www.viipeaks-kbr.com its monthly, quarterly and annual reports, supplements, announcements or other documents required to be delivered to me, as well as any investment or marketing updates, and to notify me via e-mail when such reports or updates are available. Any documents not uploaded and made readily available on the website will be e-mailed to the address identified below. (Any investor who elects the Electronic Delivery option must provide a valid e-mail address, and such investor shall be responsible for notifying the Company in writing should such account relating to the e-mail address be terminated or changed.) The e-mail address for receipt of notifications as outlined above is: Please carefully read and separately initial each of the representations below, as applicable. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order for the Company to accept this Subscription Agreement and as further consideration for such acceptance, I hereby represent and warrant as follows: Name of Financial Institution Account Type Mailing Address City/State Zip Code ABA Routing Number Account Number Signature of Individual/Trustee/Beneficial Owner Signature of Joint Owner 6. ELECTRONIC DELIVERY OF REPORTS AND UPDATES (You will not receive paper mailings) E-mail address Initials 7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF INVESTOR SECTIONS a—e BELOW ARE MANDATORY Owner (initials) Joint Owner (Initials) a) I have received the final prospectus (as amended or supplemented as of the date hereof) for VII Peaks - KBR Co -OptivistTM Income BDC II, Inc. at least five business days prior to the signing of this subscription agreement. b) I have (i) a net worth of at least $250,000 or (ii) a net worth of at least $70,000 and a gross annual income of at least $70,000. (Net worth does not include home, furnishings and personal automobiles.) c) I am (we are) purchasing shares for my (our) own account. d) I (we) acknowledge that the shares are not liquid, there is no public market for the shares, and I (we) may not be able to sell the shares. e) I am either purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust/other entity of which I am trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent. f) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and other similar programs. g) If I am (we are) a resident of California, I (we) certify that in addition to the suitability standards above, I (we) must limit my (our) investment in the Company to 10% of my (our) net worth (excluding home, furnishings and automobiles). h) If I am (we are) a resident of Iowa, I (we) have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, my (our) total investment in the Company shall not exceed 10% of my (our) net worth. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities and is exclusive of home, auto and furnishings. i) If I am (we are) a resident of Kansas, I (we) certify that my (our) aggregate investment in the Company and other non-traded business development companies is not more than 10% of my (our) liquid net worth. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. j) If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, I (we) certify that my (our) total investment in the Company shall not exceed 10% of my (our) liquid net worth. k) If I am (we are) a resident of Maine, I (we) certify that my (our) aggregate investment in the Company and other non-traded business development companies is not more than 10% of my (our) liquid net worth. l) If I am (we are) a resident of Massachusetts, I (we) certify that my (our) aggregate investment in this offering, offerings by other non-traded business development companies and offerings by other non-traded direct participating programs does not exceed, in the aggregate, more than 10% of my (our) liquid net worth. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily available marketable securities. A-2

In addition, you understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus. By signing below, you also acknowledge that you do not expect to be able to sell your shares regardless of how we perform. We do not intend to list our shares on any securities exchange for the foreseeable future, and we do not expect a secondary market in our shares to develop. As a result, you should not expect to be able to resell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. We intend to implement a tender offer program, but only a limited number of shares will be eligible for repurchase by us. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until we complete a liquidity event, which we intend to seek to complete within five years following the completion of our offering stage. There is no assurance that we will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in our shares is not suitable for investors that require short-term liquidity. The undersigned confirm on behalf of the Broker-Dealer that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The undersigned Financial Advisor further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program in accordance with Section 326 of the USA PATRIOT ACT. A-3 Owner (initials) Joint Owner (Initials) m) If I am (we are) a resident of New Jersey, I (we) certify that my (our) aggregate investment in this offering and similar offerings not exceed 10% of my (our) liquid net worth. For this purpose “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. n) If I am (we are) a resident of New Mexico, I (we) certify that in addition to the suitability standards above, I (we) must limit my (our) investment in the Company and its affiliates to 10% of my (our) net worth. o) If I am (we are) a resident of North Dakota, I (we) certify that I (we) have a net worth of at least ten times my (our) investment in the Company and its affiliates and that I (we) meet one of the established suitability standards. p) If I am (we are) a resident of Oregon, I (we) certify that in addition to the suitability standards above, I (we) must limit my (our) investment in the Company and its affiliates to 10% of my (our) net worth. q) If I am (we are) a resident of Oklahoma, I (we) certify that my (our) aggregate investments in the Company is not more than 10% of my (our) net worth (excluding home, home furnishings and automobiles). r) If I am (we are) a resident of Tennessee, I (we) certify that my (our) aggregate investments in the Company and other non-traded business development companies is not more than 10% of my (our) net worth. SUBSTITUTE IRS FORM W-9 CERTIFICATION I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than this certification, which is required to avoid backup withholding. Owner or authorized person: Print Name Signature Date Owner or authorized person: Print Name Signature Date Signature of Custodian (if applicable) Date 8. BROKER-DEALER INFORMATION (All fields mandatory)

NOTICE TO STOCKHOLDER OF ISSUANCE OF UNCERTIFICATED SHARES OF COMMON STOCK Containing the information required by Section 2-221 of the Maryland General Corporation Law To: Stockholder From: VII Peaks-KBR Co-OptivistTM Income BDC II, Inc. Shares of Common Stock, $0.001 par value per share VII Peaks-KBR Co-OptivistTM Income BDC II, Inc., a Maryland Corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The shares do not have physical certificate. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of the Corporation on request, and without charge. Requests for such a copy may be directed to the Secretary of Corporation at its principal office. The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by section 2-221 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set , and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of Corporation at its principal office. A-4 9. INVESTMENT INSTRUCTIONS Broker-Dealer Firm Name Financial Advisor Name Financial Advisor Mailing Address E-Mail Address Telephone Financial Advisor Signature Date Broker Dealer Supervisor Signature (MANDATORY) Date By Wire Transfer: Account Name: Phoenix American Financial Services, Inc. as trustee for KBR Capital Partners, Inc. Account Number: 0 2 5 5 6 1 6 7 0 Routing Number: 1 2 1 1 0 0 7 8 2 Bank Name: Bank of the West Bank Location: Walnut Creek, CA Custodial Accounts: Forward this subscription agreement directly to your current custodian of assets. By Mail: VII Peaks-KBR Co-Optivist Income BDC II, Inc. Phoenix American Financial Services, Inc. Attn: VII PEAKS-KBR BDC II Service Team 2401 Kerner Blvd., San Rafael, California 94901 Telephone: 877-700-0527 (877-7000-KBR) Facsimile: 415-485-4553 Make all checks payable to: VII Peaks-KBR Co-Optivist Income BDC II, Inc.

APPENDIX A - TRUSTEE CERTIFICATION OF INVESTMENT POWERS

To be completed only by Trust Subscribers

TRUST INFORMATION

AUTHORIZED INDIVIDUAL(S)

You are authorized to accept orders and other instructions from those individuals or entities listed below, unless their authority is expressly limited on this certification (attach extra pages, if necessary.)

Please select one of the following three options:

☐ The Trustee(s) listed below must act collectively as provided in the trust document referenced above.

INVESTMENTS PERMITTED

(a) We certify that we have the power under the Trust and applicable law to enter into transactions involving the establishment and modification of subscriptions pertaining to investments in VII Peaks-KBR Co-Optivist™ Income BDC II, Inc. in respect of which the Trust has submitted a subscription agreement.

(b) We understand you, at your sole discretion and for your sole protection, may require the written consent of any or all Trustees prior to acting upon the instructions of any individual Trustee. We, the Trustee(s), jointly and severally shall indemnify you and hold you harmless from any liability for effecting any orders, transactions and instructions, if you act pursuant to instructions you believe to have been given by any of the authorized individuals listed under Section 4 below.

(c) We agree to inform you in writing of any amendment to the Trust that affects its interest in VII Peaks-KBR Co-Optivist™ Income BDC II, Inc. or its actions in respect thereto, or any change in the composition of the Trustee(s), or any other event that could materially alter the certifications made above. You may rely on the continued validity of this certification indefinitely absent actual receipt of such notice.

TRUSTEE SIGNATURES

All Trustees must sign. Should only one person execute this agreement, it shall constitute a representation that the signer is the sole Trustee. Attach extra pages if necessary.

Trustee Name *(Please print)*	Signature	Date
Trustee Name *(Please print)*	Signature	Date
Trustee Name *(Please print)*	Signature	Date
Trustee Name *(Please print)*	Signature	Date

SUCCESSOR TRUSTEES Please complete this section if applicable.

Successor Trustees:
Successor Trustees:
Successor Trustees:
Successor Trustees:

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APPENDIX A -TRUSTEE CERTIFICATION OF INVESTMENT POWERS To be completed only by Trust Subscribers This form may be used in connec..on with investments held by a trust in VII Peaks-KBR Co-Op..vistTM Income BDC II, Inc. TRUST INFORMATION Complete Name of the Trust: Date of the Trust: Date of the Latest Amendment: Revocable/ Living Trust (YES/NO): AUTHORIZED INDIVIDUAL(S) You are authorized to accept orders and other instruc..ons from those individuals or en....es listed below, unless their authority is expressly limited on this cer..fica..on (a..ach extra pages, if necessary.) Please select one of the following three op..ons: The Trustee(s) listed below may act as a majority as provided in the trust document referenced above. The Trustee(s) listed below may act independently as provided in the trust document referenced above. The Trustee(s) listed below must act collec..vely as provided in the trust document referenced above. INVESTMENTSPERMITTED (a) We cer..fy that we have the power under the Trust and applicable law to enter into transac..ons involving the establishment and modifica..on of subscrip..ons pertaining to investments in VII Peaks-KBR Co-Op..vistTM Income BDC II, Inc. in respect of which the Trust has submi..ed a subscrip..on agreement. (b) We understand you, at your sole discre..on and for your sole protec..on, may require the wri..en consent of any or all Trustees prior to ac..ng upon the instruc..ons of any individual Trustee. We, the Trustee(s), jointly and severally shall indemnify you and hold you harmless from any liability for effec..ng any orders, transac..ons and instruc..ons, if you act pursuant to instruc..ons you believe to have been given by any of the authorized individuals listed under Sec..on 4 below. (c) We agree to inform you in wri..ng of any amendment to the Trust that affects its interest in VII Peaks-KBR Co-Op..vistTM Income BDC II, Inc. or its ac..ons in respect thereto, or any change in the composi..on of the Trustee(s), or any other event that could materially alter the cer..fica..ons made above. You may rely on the con..nued validity of this cer..fica..on indefinitely absent actual receipt of such no..ce. TRUSTEESIGNATURES All Trustees must sign. Should only one person execute this agreement, it shall cons..tute a representa..on that the signer is the sole Trustee. A..ach extra pages if necessary. Trustee Name (Please print) Signature Date Trustee Name (Please print) Signature Date Trustee Name (Please print) Signature Date Trustee Name (Please print) Signature Date SUCCESSOR TRUSTEES Please complete this sec..on if applicable. Successor Trustees: Successor Trustees: Successor Trustees: Successor Trustees: A-5

APPENDIX B - CORPORATE/LLC/LP RESOLUTION

To be completed only by Corporate/LLC/LP Subscribers

Date:

I hereby certify that pursuant to:

(a) a valid meeting of the board of directors/members/partners of ______________________ an entity organized and existing under and by virtue of the laws of the State of ______________ (the "Entity"), at which said meeting a quorum was present and acting throughout, or

(b) a valid written consent of such a board of directors/members/partners,

the following resolution was adopted and remains in full force and effect without modification through the date set forth above:

OFFICERS/ MEMBERS/ PARTNERS

A-6

APPENDIX B -CORPORATE/LLC/LP RESOLUTION To be completed only by Corporate/LLC/LP Subscribers This form may be used by any new/current investor(s) (an “Investor”) to grant designated officer(s)/member(s)/partner(s) of an en..ty (corpora..on/LLC/LP full authority regarding an investment in VII Peaks-KBR Co-Op..vistTM Income BDC II, Inc. Date: I hereby cer..fy that pursuant to: (a) a valid mee..ng of the board of directors/members/partners of an en..ty organized and exis..ng under and by virtue of the laws of the State of “En..ty”), at which said mee..ng a quorum was present and ac..ng throughout, or (b) a valid wri..en consent of such a board of directors/members/partners, the following resolu..on was adopted and remains in full force and effect without modifica..on through the date set forth above: RESOLVED, that any officers/members/partners of the en..ty listed below are, and any one of them hereby is, fully authorized, empowered, and directed to invest and to make any modifica..ons to investments in VII Peaks-KBR Co-Op..vistTM Income BDC II, Inc. and that each of such officers/members/partners is hereby authorized, empowered, and directed to execute, deliver on behalf of the en..ty and cause the en..ty to perform, under any and all agreements, instruments and other documents, and to take such ac..ons as such officer may reasonably deem necessary or advisable to carry out such investments or modifica..ons thereto. I further cer..fy that the authority thereby conferred is not inconsistent with the Charter or Bylaws/agreements of this en..ty, and that the following is a true and correct list of the officers/members/partners of this en..ty as of the present date. (the OFFICERS/MEMBERS/PARTNERS Please list all officers/members/partners of the en..ty who meet the requirements listed above. Name: Title: Name: Title: Name: Title: In Witness Whereof, I have hereunto set my hand this day of 20 Secretary A-6